                                                 [AIM LOGO APPEARS HERE]


                                                    [PHOTO APPEARS HERE]


                                                          AIM VALUE FUND


                                                           ANNUAL REPORT

                                                       DECEMBER 31, 1995

AIM VALUE FUND

For shareholders who seek long-term growth of capital through a portfolio that consists primarily of stocks of companies that are undervalued relative to the stock market as a whole.

ABOUT FUND PERFORMANCE AND DATA THROUGHOUT THIS REPORT:

o AIM Value Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, Fund results were computed at net asset value without reflecting sales charges.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares.

o In 1995, the Fund paid distributions for Class A and Class B shares of $1.676 and $1.587 per share, respectively.

o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

o  Past performance cannot guarantee comparable future results.

o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any one particular security.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks is widely regarded by investors as representative of the stock market in general.

o The Dow Jones Industrial Average (DJIA) is an unmanaged composite of 30 large-company stocks.

o Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth funds.

o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-size company stock universe.

o An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                                 A Message from
                                                                   the Chairman

                 Dear Fellow Shareholder:

                 AIM Value Fund advanced with the stock market in 1995,
                 turning in a performance that garnered the attention of the national media, including Money, USA Today, Mutual Funds
                 Magazine, and Fortune.
 [PHOTO OF          Declining interest rates, no threat of inflation, and a
 Charles T.      surge in technology issues propelled the stock market to record
  Bauer,         highs. AIM Value Fund remained fully invested during most of
Chairman of      the year and enjoyed the full force of the wave. Total returns
the Board of     during the 12 months that ended December 31, 1995 for Class A
 the Fund,       and Class B shares were 34.85% and 33.73%, respectively. Both
APPEARS HERE]    classes performed better than the 31.48% total return of the
                 Lipper Growth Fund Index, which averages the performance of the 30 largest growth funds tracked by Lipper Analytical
                 Services, an independent mutual fund performance monitor.
   The Fund's success during the period covered by this report can be attributed to its investment strategy: Fund managers emphasize out-of-favor stocks with a trend of improved earnings. This conservative approach attracted approximately 250,000 new investors to the Fund in 1995, as combined net assets of both classes swelled from $2.04 billion in December 1994 to $6.27 billion in December 1995. A more detailed discussion of the Fund's performance begins on the following page.
   It is important to remember that AIM Value Fund and the financial markets in general have experienced ups and downs over time. Although past performance does not ensure comparable future results, we believe shareholders who keep a long-range outlook will enjoy the greatest returns on their investments.
   In 1996, debate over the federal budget deficit--which affects the future of Medicare and Social Security--brings home the need for all of us to plan for retirement. It's more important than ever to build our nest eggs independent from government programs that may, or may not, exist by the time we retire. And for some baby boomers, that time is just 10 years away.
   What 1996 holds for the stock market is anyone's guess, but few expect another year like the exceptional 1995. AIM Value Fund managers have the flexibility to brace for the contingencies of the market through a diversified portfolio.
   We are pleased to report such an outstanding year for AIM Value Fund. If you have any questions or comments, please call Client Services at 800-959-4246 during regular business hours. For automated account information, call the 24-hour AIM Investor Line toll-free at 800-246-5463.

Respectfully submitted,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

AIM VALUE FUND
OUTPERFORMED THE
AVERAGE GROWTH FUND
IN 1995


AIM VALUE FUND
CLASS A SHARES
        34.85%

AIM VALUE FUND
CLASS B SHARES
        33.73%

 LIPPER GROWTH
    FUND INDEX
        31.48%

Fund total return performance is
compared to the performance of
the 30 largest growth funds
tracked by Lipper, excluding all
sales charges, and including fees
and expenses.

Management's
Discussion & Analysis

-------------------
 AIM Value Fund's

investment strategy

 does not involve

 shopping for the

  cheapest stocks.

 Instead, the Fund

targets out-of-favor

   stocks with

long-term earnings

 growth potential.
-------------------

EARNINGS GROWTH PROPELS VALUE FUND

Strong earnings, low interest rates, and a slowing economy converged to make 1995 the year of the raging bull. Market benchmarks--the Dow Jones Industrial Average, the S&P 500, and the NASDAQ Composite--all soared more than 36% in a year in which everything seemed to go right.
   Driving the market were strong earnings performances across the board. I/B/E/S International reported in The Wall Street Journal that of the companies reporting third-quarter earnings, 55% were higher than analysts' expectations, 14% were on target, and 31% were below expectations. In the second quarter, 57% exceeded expectations and 30% fell short. Fourth-quarter earnings were not available at the end of this reporting period, and predictions were mixed.
   Earnings growth stretched across each sector of the market. The S&P 500-- considered to be representative of the stock market in general--logged a 37.45% annual total return. The Dow Jones Industrial Average of 30 blue-chip stocks increased 36.83%, and the NASDAQ Composite Index of small-cap stocks rose 39.92%.

FED EASES RATES
The market heated up in July, when the Federal Reserve cut the federal funds rate, which banks charge each other for overnight loans. This was the first time that the Fed had cut rates since 1992, and the action boosted both the stock and bond markets. The Fed cut the rate again in December in response to growing signs of economic weakness.
   For most of the year, technology stocks remained market favorites. Third-quarter earnings for major companies like Intel, Microsoft, Nokia, and IBM were disappointing, however. By the end of the year, computer makers retained larger inventories, which indicated a drop in demand. Technology stock prices weakened at year-end, and Fund managers responded by decreasing their emphasis on the sector.

YOUR INVESTMENT PORTFOLIO
AIM Value Fund soared with the market in 1995 because it remained fully invested for most of the year, turning in a 34.85% annual total return for Class A shares and 33.73% for Class B shares. Technology stocks comprised 35% of

--------------------------------------------------------------------------------
THE PASSING OF MILLENIA ON THE DOW
--------------------------------------------------------------------------------

It took 15 years, from 1972 to 1987,for
the DJIA to climb to its next 1000 mark. It
took only nine months in 1995.                               DJIA Rise
                                                 11/14/72       1000
After breaking 5000, the DJIA sailed past        1/8/87         2000
5100 and then 5200 before year-end,              4/17/91        3000
logging its largest one-year point               2/23/95        4000
gain ever: 1282.68.                              11/21/95       5000

--------------------------------------------------------------------------------
Source: Barron's

            See important Fund disclosure on inside front cover.

                                                                  Management's
                                                         Discussion & Analysis


the Fund for most of the year, but holdings in that sector decreased to 25% at year-end when tech stocks weakened. Semiconductor stocks had been the Fund's strongest area of concentration, making up 11.47% of the portfolio in November. Fund managers decreased holdings to 6.03% when several key computer chip manufacturers reported in late December that fourth-quarter earnings might fall short of expectations. The Fund's holdings are subject to change, and there is no guarantee it will continue to hold any particular security.
   AIM Value Fund's investment strategy does not involve shopping for the cheapest stocks. Instead, the Fund targets out-of-favor stocks with long-term earnings growth potential. Fund managers analyze stocks using a number of financial criteria including a price-to-earnings ratio, which compares a company's earnings with its stock price. The goal of the Fund is to buy earnings growth at a discount.

CHANGES IN TOP HOLDINGS
Three of the Fund's largest stock holdings have remained on its top-10 equities list since last year: Philip Morris Companies, Inc.; Texas Instruments, Inc.; and COMPAQ Computer Corp. Six of the top 10 stocks from last year have been dropped from the portfolio because their earnings momentum fell short: Ford Motor Company; International Business Machines Corp.; Philips Electronics NV N.Y. Shares-ADR; Telephone & Data Systems, Inc.; Itel Corp.; and Sun Microsystems, Inc.
   The portfolio added Citicorp; Schering-Plough Corp.; MFS Communications Co., Inc.; and AT&T Corp. in 1995 and increased its holdings in Xerox Corp.; Computer Associates International, Inc.; and Seagate Technology, Inc.
   As of December 31, 1995, the Fund held 211 securities.

OUTLOOK FOR THE FUTURE
Few analysts expect the stock market to repeat its 1995 performance. A partial government shutdown in December prevented the release of economic data from some federal agencies, but private data and empirical evidence indicate that the economy is sluggish heading into 1996.
   To hedge the risk of disappointing earnings in 1996, managers in December increased the Fund's position in cash to 14.69% and in U.S. Treasury bills and notes to 13.91%.

FOCUS ON DEFENSIVE STOCKS
Fund managers also have turned their focus from cyclical stocks--those whose earnings fluctuate with the economy--to defensive stocks, such as utilities and energy stocks, which are not economically sensitive.
   Rather than predict the market's performance, AIM remains committed to its disciplined investment strategy.
   Fund managers determine on a company-by-company basis which stocks to own and which to sell based on their earnings momentum--without the guesswork of market timing.

-------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS
(As of 12/31/95)
-------------------------------------------------------------------------------

 1.  Philip Morris Companies, Inc.
 2.  Texas Instruments, Inc.
 3.  Computer Associates International, Inc.
 4.  Xerox Corp.
 5.  Citicorp
 6.  Schering-Plough Corp.
 7.  COMPAQ Computer Corp.
 8.  MFS Communications Co., Inc.
 9.  AT&T Corp.
10.  Seagate Technology, Inc.

-------------------------------------------------------------------------------

LIPPER RANKINGS
(As of 12/31/95)

AIM VALUE FUND CLASS A SHARES

                               Rank vs. All
Period                         Mutual Funds                           Top %
10 Years                        32 of 1,230                            3%
 5 Years                        86 of 2,772                            4%
 1 Year                        629 of 7,468                            9%

Lipper Ranking for the Fund's Class B shares: one year, 747 of 7,468 funds, 10.00%. Fund performance rankings are based on total returns and are versus all funds tracked by Lipper, excluding sales charges, and including fees and expenses. Of course, past performance cannot guarantee comparable future results.

            See important Fund disclosure on inside front cover.

Long-Term
Performance

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
For periods ended December 31, 1995

                          SALES CHARGE
                        WITHOUT    WITH
CLASS A SHARES

        10 Years        17.79%    17.13%
         5 Years        22.51     21.14
         1 Year         34.85     27.43

CLASS B SHARES

Inception (10/18/93)    15.00%    13.84%
1 Year                  33.73     28.73

--------------------------------------------------------------------------------

                AIM Value Fund                           AIM Value Fund
        Class A Shares (w/o sales charge)       Class A Shares (w/sales charge)     S&P 500     Lipper Growth Fund Index

12/85               10,000                                   9,451                   10,000             10,000
12/86               10,879                                  10,282                   11,862             11,560
12/87               11,528                                  10,895                   12,476             11,931
12/88               13,904                                  13,140                   14,534             13,619
12/89               18,289                                  17,284                   19,125             17,363
12/90               18,633                                  17,609                   18,530             16,423
12/91               26,730                                  25,261                   24,151             22,271
12/92               31,111                                  29,402                   25,988             23,971
12/93               36,931                                  34,902                   28,596             26,842
12/94               38,141                                  36,045                   28,984             26,420
12/95               51,432                                  48,606                   39,837             34,737

         Past performance cannot guarantee comparable future results.


An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.
  The performance of Class B shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover of this report.

LONG-TERM INCOME TAX DEFERRAL:
A BIG BOOST TO RETURNS ON AN IRA

Although the rules regarding deductibility of Individual Retirement Account
(IRA) contributions have been tightened, the important thing about an IRA is not the tax deduction but the tax-deferred compounding of the earnings on your investment. Over time, tax-deferred compounding can be a very powerful investment tool.
   In the example shown in the table, an investor puts $2,000 per year into two accounts, each averaging 7.5% total return per year. In one, the earnings are taxed; in the other, an IRA, the earnings are untaxed. At the end of year one, the difference between the two accounts is only $42. But after 20 years, the difference is $20,381.
   Of course, eventually you will be taxed on the money you withdraw from your retirement account. But if you leave your IRA investments alone until you retire and then withdraw only the amount of income you need, the paid-out amount will be subject to the applicable ordinary income tax while the balance of your retirement account remains tax deferred. Also, if you wait until retirement to begin making withdrawals, by then you may qualify for a lower tax bracket.

Money withdrawn early from an IRA (before age 59-1/2) is usually subject to a 10% tax penalty.
   At age 70-1/2 you are required to begin making withdrawals from your IRA. Failure to do so has significant tax penalties. The IRS has established minimum required withdrawals.

--------------------------------------------------------------------------------
THE IMPACT OF TAX DEFERRAL ON AN INVESTMENT PLAN
--------------------------------------------------------------------------------

$2,000 per year at 7.5% annual total return, all earnings reinvested

        TOTAL VALUE OF INVESTMENT

        AT END OF:      TAXED AT 28%    TAX-DEFERRED
        1 Year               $2,108        $2,150
        3 Years              $6,672        $6,946
        5 Years             $11,742       $12,488
        10 Years            $27,015       $30,416
        15 Years            $46,881       $56,155
        20 Years            $72,724       $93,105

--------------------------------------------------------------------------------

The 7.5% rate of return is a conservative assumption.
During the 20 years ended 12/31/95, for example, the unmanaged Standard & Poor's Composite Index of 500
Stocks (S&P 500) delivered total average annual return of 14.55%. The 28% tax bracket is a standard tax bracket per the IRS, 1995. This example is hypothetical and is not intended to represent the performance of any AIM fund.

CHANGING JOBS OR
RETIRING SOON?

If you receive a lump-sum
distribution, you can keep
your money working tax
deferred and avoid a
mandatory 20% withholding
tax by transferring your
assets directly into an
AIM IRA. You need simply
to complete AIM's IRA
transfer form.

WANT TO START AN AIM IRA?

Contact your financial
consultant or AIM for the
AIM IRA kit. It includes the
information and forms you
need to get started.

WANT TO ADD TO YOUR
EXISTING AIM IRA?

Simply mail your check
payable to the AIM fund in
which you have your IRA
and include your account
number on the check. Mail
it to A I M Fund Services,
Inc., Box 4739, Houston, TX
77210-4739.

ASSET ALLOCATION HELPS YOU MANAGE
YOUR INVESTMENTS IN CHANGING MARKETS


-------------------

 Your financial

 consultant can

  assist you in

developing an asset

allocation strategy

  and select the

appropriate invest-

 ments to help you

 meet your long-

 term investment

     goals.

-------------------

Every mutual fund investor would like to invest in a market that only goes up--a tide that floats all ships. The truth is, markets also decline. But market changes do not affect all investments the same way--some investments may benefit from a market trend when others do not.
   And market changes are not the only factors an investor must manage. There are a number of important considerations with every investment including investment risk, and investment risk takes many forms:

o MARKET RISK. The prices of some investments will fluctuate according to changes in the market.
o INTEREST RATE RISK. The value of some investments, such as fixed-income securities, will rise and fall as interest rates change.
o REINVESTMENT RISK. When interest rates fall, investors face the possibility that investment income cannot be reinvested at higher rates previously available.
o INFLATION RISK. Inflation can cause the value of some investments to erode as the cost of living increases.
o CURRENCY RATE RISK. Investments valued in U.S. dollars will rise and fall according to the dollar's value against other world currencies.

To manage these changing conditions, investors have learned to diversify their assets across a wide variety of investments. For most investors, mutual funds offer convenient and affordable methods to diversify their assets. For as little as $500, an investor has access to a portfolio of hundreds of professionally selected securities.
   When you invest in more than one fund, you increase the level of diversification. You also gain another important benefit. Since mutual funds are managed according to specific investment objectives, such as growth or income, you can invest in mutual funds with different investment objectives to create a personalized investment plan which suits your unique financial objectives. This investment strategy is called asset allocation.
   Mutual fund investors tend to seek growth, or current income, or some combination of both. Generally, investors who choose to assume more investment risk get the potential for a higher return. With asset allocation, you can fine-tune your investment plan to be more conservative, or more aggressive, depending on your personal financial goals and risk tolerances.
   Your financial consultant can assist you in developing an asset allocation strategy and select the appropriate investments to help you meet your long-term investment goals.

RELATIVELY
AGGRESSIVE              OBJECTIVE                       FUND
-----------------------------------------------------------------------------------------------
                        Aggressive Growth               AIM Aggressive Growth Fund*
                                                        AIM Constellation Fund
                                                        AIM Global Aggressive Growth Fund
-----------------------------------------------------------------------------------------------
                        Growth                          AIM Global Growth Fund
                                                        AIM Growth Fund
                                                        AIM International Equity Fund
                                                        AIM Value Fund
                                                        AIM Weingarten Fund
-----------------------------------------------------------------------------------------------
                        Growth and Income               AIM Balanced Fund
                                                        AIM Charter Fund
-----------------------------------------------------------------------------------------------
                        Income and Growth               AIM Global Utilities Fund**
-----------------------------------------------------------------------------------------------
                        High Current Income             AIM High Yield Fund
-----------------------------------------------------------------------------------------------
                        Current Income                  AIM Global Income Fund
                                                        AIM Income Fund
-----------------------------------------------------------------------------------------------
                        Current Tax-Free Income         AIM Municipal Bond Fund
                                                        AIM Tax-Exempt Bond Fund of CT
                                                        AIM Tax-Free Intermediate Shares
-----------------------------------------------------------------------------------------------
                        Current Income                  AIM Intermediate Government Fund***
                        and High Degree of Safety
-----------------------------------------------------------------------------------------------
                        High Degree of Safety           AIM Limited Maturity Treasury Shares
                        and Current Income
-----------------------------------------------------------------------------------------------
                        Stability, Liquidity            AIM Money Market Fund
                        and Current Income
-----------------------------------------------------------------------------------------------
                        Stability, Liquidity            AIM Tax-Exempt Cash Fund
                        and Current Tax-Free Income
-----------------------------------------------------------------------------------------------
RELATIVELY
CONSERVATIVE

*AIM Aggressive Growth Fund was closed to new investors on July 18, 1995.
**On May 1, 1995, AIM Utilities Fund broadened its investment strategy to permit up to 80% of its total assets to be invested in foreign securities, and was renamed AIM Global Utilities Fund. ***On September 25, 1995, AIM Government Securities Fund was renamed AIM Intermediate Government Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es).
Please read the prospectus(es) carefully before you invest or send money.

Financials

SCHEDULE OF INVESTMENTS

December 31, 1995

  SHARES                                                                        MARKET VALUE
               DOMESTIC COMMON STOCKS-63.59%

               ADVERTISING/BROADCASTING-0.08%

    200,000    Heritage Media Corp.(a)                                         $    5,125,000
---------------------------------------------------------------------------------------------

               AEROSPACE/DEFENSE-1.74%

    861,300    Boeing Co.                                                          67,504,388
---------------------------------------------------------------------------------------------
    300,000    General Dynamics Corp.                                              17,737,500
---------------------------------------------------------------------------------------------
    250,000    United Technologies Corp.                                           23,718,750
---------------------------------------------------------------------------------------------
                                                                                  108,960,638
---------------------------------------------------------------------------------------------

               APPLIANCES-0.12%

    150,400    Premark International Inc.                                           7,614,000
---------------------------------------------------------------------------------------------

               AUTOMOBILE/TRUCK PARTS & TIRES-0.51%

  1,000,000    Borg-Warner Automotive, Inc.                                        32,000,000
---------------------------------------------------------------------------------------------

               BANKING-2.34%

    400,000    BankAmerica Corp.                                                   25,900,000
---------------------------------------------------------------------------------------------
  1,800,000    Citicorp                                                           121,050,000
---------------------------------------------------------------------------------------------
                                                                                  146,950,000
---------------------------------------------------------------------------------------------

               BIOTECHNOLOGY-0.34%

    500,000    Guidant Corp.                                                       21,125,000
---------------------------------------------------------------------------------------------

               BUILDING MATERIALS-0.26%

    358,800    Snap-On, Inc.                                                       16,235,700
---------------------------------------------------------------------------------------------

               CHEMICALS-0.23%

  1,000,000    Terra Industries, Inc.                                              14,125,000
---------------------------------------------------------------------------------------------

               CHEMICALS (SPECIALTY)-1.44%

    400,000    Cabot Corp.                                                         21,550,000
---------------------------------------------------------------------------------------------
    800,000    IMC Global, Inc.                                                    32,700,000
---------------------------------------------------------------------------------------------
    270,000    OM Group Inc.                                                        8,943,750
---------------------------------------------------------------------------------------------
    800,000    Praxair, Inc.                                                       26,900,000
---------------------------------------------------------------------------------------------
                                                                                   90,093,750
---------------------------------------------------------------------------------------------

               COMPUTER MINI/PCS-3.48%

  2,000,000    COMPAQ Computer Corp.(a)                                            96,000,000
---------------------------------------------------------------------------------------------
    920,000    Dell Computer Corp.(a)                                              31,855,000
---------------------------------------------------------------------------------------------
    500,000    Digital Equipment Corp.(a)                                          32,062,500
---------------------------------------------------------------------------------------------
    500,000    Hewlett-Packard Co.                                                 41,875,000
---------------------------------------------------------------------------------------------
  1,000,000    Wang Laboratories, Inc.(a)                                          16,625,000
---------------------------------------------------------------------------------------------
                                                                                  218,417,500
---------------------------------------------------------------------------------------------

               COMPUTER NETWORKING-2.37%

    300,000    Bay Networks, Inc.(a)                                               12,337,500
---------------------------------------------------------------------------------------------
    450,000    Belden Inc.                                                         11,587,500
---------------------------------------------------------------------------------------------
  1,400,000    Cheyenne Software, Inc.(a)                                          36,575,000
---------------------------------------------------------------------------------------------
    600,000    Cisco Systems, Inc.(a)                                              44,775,000
---------------------------------------------------------------------------------------------
    330,000    Comverse Technology, Inc.                                            6,600,000
---------------------------------------------------------------------------------------------
    500,000    Network Equipment Technologies, Inc.(a)                             13,687,500
---------------------------------------------------------------------------------------------

                                                                     Financials

  SHARES                                                                        MARKET VALUE
               COMPUTER NETWORKING (continued)

    500,000    3Com Corp.(a)                                                   $   23,312,500
---------------------------------------------------------------------------------------------
                                                                                  148,875,000
---------------------------------------------------------------------------------------------

               COMPUTER PERIPHERALS-3.25%

  1,400,000    Adaptec, Inc.(a)                                                    57,400,000
---------------------------------------------------------------------------------------------
    302,900    Alliance Semiconductor Corp.(a)                                      3,521,213
---------------------------------------------------------------------------------------------
  1,400,000    EMC Corp.(a)                                                        21,525,000
---------------------------------------------------------------------------------------------
    300,000    Lexmark International Group, Inc.(a)                                 5,475,000
---------------------------------------------------------------------------------------------
    400,000    Read-Rite Corp.-Class A(a)                                           9,300,000
---------------------------------------------------------------------------------------------
  1,600,000    Seagate Technology(a)                                               76,000,000
---------------------------------------------------------------------------------------------
    200,000    U.S. Robotics, Inc.(a)                                              17,550,000
---------------------------------------------------------------------------------------------
    700,000    Western Digital Corp.(a)                                            12,512,500
---------------------------------------------------------------------------------------------
                                                                                  203,283,713
---------------------------------------------------------------------------------------------

               COMPUTER SOFTWARE & SERVICES-4.85%

    220,000    Adobe Systems, Inc.                                                 13,640,000
---------------------------------------------------------------------------------------------
    400,000    BMC Software, Inc.(a)                                               17,100,000
---------------------------------------------------------------------------------------------
  2,500,000    Computer Associates International, Inc.                            142,187,500
---------------------------------------------------------------------------------------------
    492,000    Computervision Corp.(a)                                              7,564,500
---------------------------------------------------------------------------------------------
    100,000    Electronics for Imaging, Inc.(a)                                     4,375,000
---------------------------------------------------------------------------------------------
    350,000    First Data Corp.                                                    23,406,250
---------------------------------------------------------------------------------------------
    383,200    FTP Software, Inc.(a)                                               11,112,800
---------------------------------------------------------------------------------------------
    500,000    National Data Corp.                                                 12,375,000
---------------------------------------------------------------------------------------------
    523,000    NetManage, Inc.(a)                                                  12,159,750
---------------------------------------------------------------------------------------------
    400,000    Network General Corp.(a)                                            13,350,000
---------------------------------------------------------------------------------------------
    680,000    SoftKey International, Inc.(a)                                      15,725,000
---------------------------------------------------------------------------------------------
    150,000    Sterling Software, Inc.(a)                                           9,356,250
---------------------------------------------------------------------------------------------
  1,200,000    S3, Inc.(a)                                                         21,150,000
---------------------------------------------------------------------------------------------
                                                                                  303,502,050
---------------------------------------------------------------------------------------------

               CONGLOMERATES-0.53%

    200,000    Allied Products Corp.                                                4,800,000
---------------------------------------------------------------------------------------------
    360,000    Loews Corp.                                                         28,215,000
---------------------------------------------------------------------------------------------
                                                                                   33,015,000
---------------------------------------------------------------------------------------------

               COSMETICS & TOILETRIES-0.45%

    256,900    McKesson Corp.                                                      13,005,563
---------------------------------------------------------------------------------------------
    180,000    Procter & Gamble Co.                                                14,940,000
---------------------------------------------------------------------------------------------
                                                                                   27,945,563
---------------------------------------------------------------------------------------------

               ELECTRIC SERVICES-1.42%

    212,100    Allegheny Power System, Inc.                                         6,071,363
---------------------------------------------------------------------------------------------
    168,000    American Electric Power Co.                                          6,804,000
---------------------------------------------------------------------------------------------
    212,100    Consolidated Edison Co. of New York, Inc.                            6,787,200
---------------------------------------------------------------------------------------------
    358,800    Dominion Resources, Inc.                                            14,800,500
---------------------------------------------------------------------------------------------
    268,900    DQE, Inc.                                                            8,268,675
---------------------------------------------------------------------------------------------
    500,000    Entergy Corp.                                                       14,625,000
---------------------------------------------------------------------------------------------
    169,200    FPL Group, Inc.                                                      7,846,650
---------------------------------------------------------------------------------------------
    459,900    Houston Industries, Inc.                                            11,152,575
---------------------------------------------------------------------------------------------

Financials

  SHARES                                                                        MARKET VALUE
               ELECTRIC SERVICES (continued)

    415,200    Illinova Corp.                                                  $   12,456,000
---------------------------------------------------------------------------------------------
                                                                                   88,811,963
---------------------------------------------------------------------------------------------

               ELECTRONIC COMPONENTS-2.27%

    400,000    Amphenol Corp.(a)                                                    9,700,000
---------------------------------------------------------------------------------------------
  2,468,700    Anixter International, Inc.(a)                                      45,979,537
---------------------------------------------------------------------------------------------
    117,000    AVX Corp.                                                            3,100,500
---------------------------------------------------------------------------------------------
    630,000    Harman International Industries, Inc.                               25,278,750
---------------------------------------------------------------------------------------------
    500,000    Parker-Hannifin Corp.                                               17,125,000
---------------------------------------------------------------------------------------------
     66,500    Raychem Corp.                                                        3,782,188
---------------------------------------------------------------------------------------------
    300,000    Tektronix, Inc.                                                     14,737,500
---------------------------------------------------------------------------------------------
    900,000    Teradyne Inc.(a)                                                    22,500,000
---------------------------------------------------------------------------------------------
                                                                                  142,203,475
---------------------------------------------------------------------------------------------

               ELECTRONIC/PC DISTRIBUTORS-0.94%

    700,000    Arrow Electronics, Inc.(a)                                          30,187,500
---------------------------------------------------------------------------------------------
    253,500    Avnet, Inc.                                                         11,344,125
---------------------------------------------------------------------------------------------
    500,000    Wyle Electronics                                                    17,562,500
---------------------------------------------------------------------------------------------
                                                                                   59,094,125
---------------------------------------------------------------------------------------------

               FINANCE (ASSET MANAGEMENT)-0.23%

    300,000    Finova Group, Inc.                                                  14,475,000
---------------------------------------------------------------------------------------------

               FINANCE (CONSUMER CREDIT)-3.28%

    200,000    ADVANTA Corp.-Class A                                                7,650,000
---------------------------------------------------------------------------------------------
    200,000    ADVANTA Corp.-Class B                                                7,275,000
---------------------------------------------------------------------------------------------
    240,000    A T & T Capital Corp.                                                9,180,000
---------------------------------------------------------------------------------------------
    235,700    CMAC Investment Corp.                                               10,370,800
---------------------------------------------------------------------------------------------
    300,000    Countrywide Credit Industries, Inc.                                  6,525,000
---------------------------------------------------------------------------------------------
    500,000    Federal Home Loan Mortgage Corp.                                    41,750,000
---------------------------------------------------------------------------------------------
    300,000    Federal National Mortgage Association                               37,237,500
---------------------------------------------------------------------------------------------
    400,000    Green Tree Financial Corp.                                          10,550,000
---------------------------------------------------------------------------------------------
  1,200,000    MBNA Corp.                                                          44,250,000
---------------------------------------------------------------------------------------------
    400,000    PMI Group, Inc. (The)                                               18,100,000
---------------------------------------------------------------------------------------------
    144,200    Student Loan Marketing Association                                   9,499,175
---------------------------------------------------------------------------------------------
     69,150    SunAmerica, Inc.                                                     3,284,625
---------------------------------------------------------------------------------------------
                                                                                  205,672,100
---------------------------------------------------------------------------------------------

               FINANCE (SAVINGS & LOAN)-0.21%

    500,000    Ahmanson (H. F.) & Co.                                              13,250,000
---------------------------------------------------------------------------------------------

               FOOD PROCESSING-1.21%

    500,000    ConAgra, Inc.                                                       20,625,000
---------------------------------------------------------------------------------------------
    750,000    Hudson Foods, Inc.-Class A                                          12,937,500
---------------------------------------------------------------------------------------------
    649,400    IBP, Inc.                                                           32,794,700
---------------------------------------------------------------------------------------------
    416,500    Interstate Bakeries Corp.                                            9,319,188
---------------------------------------------------------------------------------------------
                                                                                   75,676,388
---------------------------------------------------------------------------------------------

                                                                     Financials

  SHARES                                                                        MARKET VALUE
               FUNERAL SERVICES-0.94%

  1,128,200    Service Corp. International                                     $   49,640,800
---------------------------------------------------------------------------------------------
    258,300    Stewart Enterprises, Inc.                                            9,557,100
---------------------------------------------------------------------------------------------
                                                                                   59,197,900
---------------------------------------------------------------------------------------------

               GAMING-0.33%

    600,000    Mirage Resorts, Inc.(a)                                             20,700,000
---------------------------------------------------------------------------------------------

               HOMEBUILDING-0.17%

    504,750    Clayton Homes, Inc.                                                 10,789,032
---------------------------------------------------------------------------------------------

               INSURANCE (LIFE & HEALTH)-0.10%

     97,500    Conseco Inc.                                                         6,105,938
---------------------------------------------------------------------------------------------

               INSURANCE (MULTI-LINE PROPERTY)-1.80%

    900,000    Allstate Corp.                                                      37,012,500
---------------------------------------------------------------------------------------------
    300,000    CIGNA Corp.                                                         30,975,000
---------------------------------------------------------------------------------------------
    400,000    ITT Hartford Group, Inc.(a)                                         19,350,000
---------------------------------------------------------------------------------------------
    900,000    TIG Holdings, Inc.                                                  25,650,000
---------------------------------------------------------------------------------------------
                                                                                  112,987,500
---------------------------------------------------------------------------------------------

               MACHINE TOOLS-0.05%

    100,000    Applied Power Inc.-Class A                                           3,000,000
---------------------------------------------------------------------------------------------

               MACHINERY (HEAVY)-0.36%

    500,000    Case Corp.                                                          22,875,000
---------------------------------------------------------------------------------------------

               MEDICAL (DRUGS)-4.26%

    300,000    American Home Products Corp.                                        29,100,000
---------------------------------------------------------------------------------------------
    800,000    Bergen Brunswig Corp.                                               19,900,000
---------------------------------------------------------------------------------------------
  1,198,359    ICN Pharmaceuticals, Inc.                                           23,068,425
---------------------------------------------------------------------------------------------
    150,000    Johnson & Johnson                                                   12,843,750
---------------------------------------------------------------------------------------------
    700,000    Mylan Laboratories                                                  16,450,000
---------------------------------------------------------------------------------------------
    500,000    Pfizer Inc.                                                         31,500,000
---------------------------------------------------------------------------------------------
    500,000    R.P. Scherer Corp.(a)                                               24,562,500
---------------------------------------------------------------------------------------------
  2,000,000    Schering-Plough Corp.                                              109,500,000
---------------------------------------------------------------------------------------------
                                                                                  266,924,675
---------------------------------------------------------------------------------------------

               MEDICAL INSTRUMENTS/PRODUCTS-1.50%

    160,000    Bausch & Lomb, Inc.                                                  6,340,000
---------------------------------------------------------------------------------------------
  1,500,000    Baxter International, Inc.                                          62,812,500
---------------------------------------------------------------------------------------------
    250,300    Cordis Corp.(a)                                                     25,155,150
---------------------------------------------------------------------------------------------
                                                                                   94,307,650
---------------------------------------------------------------------------------------------

               MEDICAL (PATIENT SERVICES)-2.33%

    250,000    Genesis Health Ventures, Inc.(a)                                     9,125,000
---------------------------------------------------------------------------------------------
    550,000    Health Care and Retirement Corp.(a)                                 19,250,000
---------------------------------------------------------------------------------------------
    530,000    Integrated Health Services, Inc.                                    13,250,000
---------------------------------------------------------------------------------------------
    300,000    Living Centers of America, Inc.(a)                                  10,500,000
---------------------------------------------------------------------------------------------
    640,000    Manor Care, Inc.                                                    22,400,000
---------------------------------------------------------------------------------------------
    750,000    OrNda Healthcorp(a)                                                 17,437,500
---------------------------------------------------------------------------------------------
    700,000    Quorum Health Group, Inc.(a)                                        15,400,000
---------------------------------------------------------------------------------------------
    660,000    Sybron International Corp.(a)                                       15,675,000
---------------------------------------------------------------------------------------------

Financials

  SHARES                                                                        MARKET VALUE
               MEDICAL (PATIENT SERVICES) (continued)

    500,000    U.S. Healthcare, Inc.                                           $   23,250,000
---------------------------------------------------------------------------------------------
                                                                                  146,287,500
---------------------------------------------------------------------------------------------

               METALS-0.08%

     90,400    Harsco Corp.                                                         5,254,500
---------------------------------------------------------------------------------------------

               OFFICE AUTOMATION-2.21%

    429,400    In Focus Systems, Inc.(a)                                           15,512,075
---------------------------------------------------------------------------------------------
    900,000    Xerox Corp.                                                        123,300,000
---------------------------------------------------------------------------------------------
                                                                                  138,812,075
---------------------------------------------------------------------------------------------

               OFFICE PRODUCTS-0.12%

    200,000    Reynolds & Reynolds Co.-Class A                                      7,775,000
---------------------------------------------------------------------------------------------

               OIL & GAS-0.51%

  1,500,000    Occidental Petroleum Corp.                                          32,062,500
---------------------------------------------------------------------------------------------

               OIL EQUIPMENT & SUPPLIES-1.03%

    520,000    BJ Services Co.(a)                                                  15,080,000
---------------------------------------------------------------------------------------------
    300,000    Diamond Offshore Drilling, Inc.(a)                                  10,125,000
---------------------------------------------------------------------------------------------
    400,000    Halliburton Co.                                                     20,250,000
---------------------------------------------------------------------------------------------
    600,000    Tidewater, Inc.                                                     18,900,000
---------------------------------------------------------------------------------------------
                                                                                   64,355,000
---------------------------------------------------------------------------------------------

               PAPER & FOREST PRODUCTS-0.56%

     96,000    Bowater, Inc.                                                        3,408,000
---------------------------------------------------------------------------------------------
    455,800    James River Corp. of Virginia                                       10,996,175
---------------------------------------------------------------------------------------------
    400,000    Mead Corp.                                                          20,900,000
---------------------------------------------------------------------------------------------
                                                                                   35,304,175
---------------------------------------------------------------------------------------------

               POLLUTION CONTROL-0.38%

    800,000    WMX Technologies, Inc.                                              23,900,000
---------------------------------------------------------------------------------------------

               PUBLISHING-0.25%

    400,000    Scripps (E.W.) Co.                                                  15,750,000
---------------------------------------------------------------------------------------------

               RETAIL (FOOD & DRUG)-0.27%

    667,100    Circle K Corp.(a)                                                   16,927,663
---------------------------------------------------------------------------------------------

               RETAIL STORES-0.07%

    288,500    Intimate Brands, Inc.                                                4,327,500
---------------------------------------------------------------------------------------------

               SCIENTIFIC INSTRUMENTS-0.88%

  1,000,000    Millipore Corp.                                                     41,125,000
---------------------------------------------------------------------------------------------
    300,000    Varian Associates, Inc.                                             14,325,000
---------------------------------------------------------------------------------------------
                                                                                   55,450,000
---------------------------------------------------------------------------------------------

               SEMICONDUCTORS-5.26%

    700,000    Analog Devices, Inc.(a)                                             24,762,500
---------------------------------------------------------------------------------------------
  1,800,000    Applied Materials, Inc.(a)                                          70,875,000
---------------------------------------------------------------------------------------------
  1,400,000    Cypress Semiconductor Corp.(a)                                      17,850,000
---------------------------------------------------------------------------------------------
    574,000    Electroglas, Inc.(a)                                                14,063,000
---------------------------------------------------------------------------------------------
    350,000    Kemet Corp.(a)                                                       8,356,250
---------------------------------------------------------------------------------------------
    100,000    LAM Research Corp.(a)                                                4,575,000
---------------------------------------------------------------------------------------------
    600,000    LSI Logic Corp.(a)                                                  19,650,000
---------------------------------------------------------------------------------------------
    360,000    Novellus Systems, Inc.(a)                                           19,440,000
---------------------------------------------------------------------------------------------

                                                                     Financials

  SHARES                                                                        MARKET VALUE
               SEMICONDUCTORS (continued)

    360,000    Sierra Semiconductor Corp.(a)                                   $    4,995,000
---------------------------------------------------------------------------------------------
  2,800,000    Texas Instruments Inc.                                             144,900,000
---------------------------------------------------------------------------------------------
                                                                                  329,466,750
---------------------------------------------------------------------------------------------

               SHOES & RELATED APPAREL-0.06%

     50,000    Nike, Inc.-Class B                                                   3,481,250
---------------------------------------------------------------------------------------------

               STEEL-0.09%

    121,900    J&L Specialty Steel, Inc.                                            2,285,625
---------------------------------------------------------------------------------------------
    403,700    UNR Industries, Inc.                                                 3,481,913
---------------------------------------------------------------------------------------------
                                                                                    5,767,538
---------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS-2.85%

  1,200,000    A T & T Corp.                                                       77,700,000
---------------------------------------------------------------------------------------------
  1,551,900    MFS Communications Co., Inc.(a)                                     82,638,675
---------------------------------------------------------------------------------------------
    500,000    Tellabs, Inc.(a)                                                    18,500,000
---------------------------------------------------------------------------------------------
                                                                                  178,838,675
---------------------------------------------------------------------------------------------

               TELEPHONE-1.29%

  1,000,000    Ameritech Corp.                                                     59,000,000
---------------------------------------------------------------------------------------------
    496,500    BellSouth Corp.                                                     21,597,750
---------------------------------------------------------------------------------------------
                                                                                   80,597,750
---------------------------------------------------------------------------------------------

               TOBACCO-3.82%

    225,600    Dimon, Inc.                                                          3,976,200
---------------------------------------------------------------------------------------------
  2,600,000    Philip Morris Companies, Inc.                                      235,300,000
---------------------------------------------------------------------------------------------
                                                                                  239,276,200
---------------------------------------------------------------------------------------------

               TRANSPORTATION-0.47%

    647,600    CSX Corp.                                                           29,546,750
---------------------------------------------------------------------------------------------
               Total Domestic Common Stocks                                     3,986,519,486
---------------------------------------------------------------------------------------------

               FOREIGN STOCKS & OTHER EQUITY INTERESTS-6.88%

               AUSTRALIA-0.35%

    202,776    Broken Hill Proprietary Co. Ltd. (Conglomerates)                     2,863,643
---------------------------------------------------------------------------------------------
  1,000,000    News Corp. Ltd.-Preference Shares-ADR (Publishing)                  19,250,000
---------------------------------------------------------------------------------------------
                                                                                   22,113,643
---------------------------------------------------------------------------------------------

               CANADA-0.38%

    500,000    Corel Corp. (Computer Software & Services)(a)                        6,500,000
---------------------------------------------------------------------------------------------
    402,100    Northern Telecom Ltd. (Telecommunications)                          17,290,300
---------------------------------------------------------------------------------------------
                                                                                   23,790,300
---------------------------------------------------------------------------------------------

               DENMARK-0.18%

    233,000    Danisco A/S (Food Processing)                                       11,246,106
---------------------------------------------------------------------------------------------

               FINLAND-0.06%

    103,000    Nokia Corp.-Class A-ADR (Telecommuncations)                          4,004,126
---------------------------------------------------------------------------------------------

               FRANCE-0.94%

     15,200    Docks De France S.A. (Retail-Food & Drug)                            2,309,333
---------------------------------------------------------------------------------------------
      4,800    Essilor International-Compagnie Generale d'Optique (Medical
                 Services)                                                            917,459
---------------------------------------------------------------------------------------------
     13,000    LVMH-Moet Hennessy Louis Vuitton (Beverages)                         2,707,780
---------------------------------------------------------------------------------------------
      7,260    Promodes S.A. (Retail Stores)                                        1,706,403
---------------------------------------------------------------------------------------------
     16,900    Roussel Uclaf (Medical-Drugs)                                        2,864,406
---------------------------------------------------------------------------------------------

Financials

  SHARES                                                                        MARKET VALUE
               FRANCE (continued)

  1,200,000    SGS-Thomson Microelectronic N.V. (Semiconductors)(a)            $   48,300,000
---------------------------------------------------------------------------------------------
                                                                                   58,805,381
---------------------------------------------------------------------------------------------

               GERMANY-0.06%

      8,300    Mannesmann AG (Machinery-Heavy)                                      2,642,460
---------------------------------------------------------------------------------------------
     31,500    VEBA A.G. (Electric Services)                                        1,337,296
---------------------------------------------------------------------------------------------
                                                                                    3,979,756
---------------------------------------------------------------------------------------------

               HONG KONG-0.39%

  1,080,000    HSBC Holdings PLC (Banking)                                         16,341,416
---------------------------------------------------------------------------------------------
    700,000    Hutchison Whampoa Ltd.(Conglomerates)                                4,263,821
---------------------------------------------------------------------------------------------
    440,000    Sun Hung Kai Properties Ltd. (Real Estate)                           3,599,094
---------------------------------------------------------------------------------------------
                                                                                   24,204,331
---------------------------------------------------------------------------------------------

               ITALY-0.50%

    156,800    Fila Holding S.p.A.-ADR (Retail Stores)                              7,134,400
---------------------------------------------------------------------------------------------
  7,620,000    Telecom Italia Mobile S.p.A. (Telecommunications)(a)                13,386,729
---------------------------------------------------------------------------------------------
  7,020,000    Telecom Italia S.p.A. (Telecommunications)                          10,887,216
---------------------------------------------------------------------------------------------
                                                                                   31,408,345
---------------------------------------------------------------------------------------------

               MALAYSIA-0.05%

    301,000    Leader Universal Holdings (Electronic
                 Components/Miscellaneous)                                            687,404
---------------------------------------------------------------------------------------------
    272,000    Malayan Banking Berhad (Banking)                                     2,291,924
---------------------------------------------------------------------------------------------
                                                                                    2,979,328
---------------------------------------------------------------------------------------------

               NETHERLANDS-0.44%

    500,000    Madge Networks N.V. (Computer Networking)(a)                        22,375,000
---------------------------------------------------------------------------------------------
     10,900    Verenigde Nederlandse Utgevbedri Verigd Bezit (Publishing)           1,496,398
---------------------------------------------------------------------------------------------
     40,000    Wolters Kluwer N.V. (Publishing)                                     3,783,884
---------------------------------------------------------------------------------------------
                                                                                   27,655,282
---------------------------------------------------------------------------------------------

               NEW ZEALAND-0.44%

  6,115,300    Telecom Corp. of New Zealand Ltd. (Telecommunications)              25,666,988
---------------------------------------------------------------------------------------------
     29,800    Telecom Corp. of New Zealand Ltd.-ADR (Telecommunications)           2,067,375
---------------------------------------------------------------------------------------------
                                                                                   27,734,363
---------------------------------------------------------------------------------------------

               NORWAY-0.34%

  3,835,000    UNI Storebrand A/S-Class A (Insurance-Multi-Line
                 Property)(a)                                                      21,190,855
---------------------------------------------------------------------------------------------

               SWEDEN-1.56%

  1,020,000    ASTRA AB "A" (Medical-Drugs)                                        40,709,670
---------------------------------------------------------------------------------------------
    100,000    ASTRA AB "B" Free(Medical-Drugs)                                     3,961,022
---------------------------------------------------------------------------------------------
    800,000    Skandia Forsakring AB (Insurance-Multi-Line Property)               21,627,484
---------------------------------------------------------------------------------------------
  1,600,000    Telefonaktiebolaget L.M. Ericsson-ADR
                 (Telecommunications)(a)                                           31,200,000
---------------------------------------------------------------------------------------------
                                                                                   97,498,176
---------------------------------------------------------------------------------------------

               SWITZERLAND-0.04%

      2,350    BBC Brown Boveri A.G. (Conglomerates)                                2,729,952
---------------------------------------------------------------------------------------------

               UNITED KINGDOM-1.15%

     93,400    BOC Group PLC (Chemicals-Specialty)                                  1,306,932
---------------------------------------------------------------------------------------------
  1,800,000    Burton Group PLC (Retail-Stores)                                     3,759,900
---------------------------------------------------------------------------------------------
    721,200    Invesco PLC (Finance-Asset Management)                               2,839,325
---------------------------------------------------------------------------------------------
     54,800    Invesco PLC-ADR (Finance-Asset Management)                           2,123,500
---------------------------------------------------------------------------------------------

                                                                     Financials

  SHARES                                                                        MARKET VALUE
               UNITED KINGDOM (continued)

    125,400    Orthofix International N.V. (Medical Services)(a)               $      924,825
---------------------------------------------------------------------------------------------
    320,000    SmithKline Beecham-ADR (Medical-Drugs)                              17,760,000
---------------------------------------------------------------------------------------------
  3,982,300    Standard Chartered PLC (Finance-Asset Management)                   33,891,914
---------------------------------------------------------------------------------------------
     67,420    Thorn EMI PLC (Leisure & Recreation)                                 1,587,863
---------------------------------------------------------------------------------------------
    720,100    Waste Management International PLC-ADR (Pollution
                 Control)(a)                                                        7,741,075
---------------------------------------------------------------------------------------------
                                                                                   71,935,334
---------------------------------------------------------------------------------------------
                   Total Foreign Stocks & Other Equity Interests                  431,275,278
---------------------------------------------------------------------------------------------

               PREFERRED STOCKS-0.07%

               PUBLISHING-0.07%

    150,000    Time Warner Financing-$1.24 Convertible Pfd.                         4,687,500
---------------------------------------------------------------------------------------------
                   Total Preferred Stocks                                           4,687,500
---------------------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT
                U.S. TREASURY SECURITIES-13.91%

                U.S. Treasury Bills-10.69%(b)

$189,000,000(c)   5.46%, 01/04/96                                                 189,007,560
---------------------------------------------------------------------------------------------
  94,000,000      5.41%, 01/11/96                                                  93,955,820
---------------------------------------------------------------------------------------------
 340,945,000(c)   5.38%, 04/04/96                                                 336,625,226
---------------------------------------------------------------------------------------------
  52,000,000      5.195%, 06/06/96                                                 50,891,880
---------------------------------------------------------------------------------------------
                    Total U.S. Treasury Bills                                     670,480,486
---------------------------------------------------------------------------------------------
                U.S. Treasury Notes-3.22%
 193,000,000      6.75%, 05/31/99                                                 201,594,531
---------------------------------------------------------------------------------------------
                    Total U.S. Treasury Securities                                872,075,017
---------------------------------------------------------------------------------------------
                    Total Investments (excluding Repurchase Agreements)         5,294,557,281
---------------------------------------------------------------------------------------------

                REPURCHASE AGREEMENTS-14.57%(d)

 158,540,664    Daiwa Securities America Inc., 5.92% 01/02/96(e)                  158,540,664
---------------------------------------------------------------------------------------------
 615,000,000    Goldman, Sachs & Co., 5.92% 01/02/96(f)                           615,000,000
---------------------------------------------------------------------------------------------
 140,000,000    Morgan Stanley Group, Inc., 5.90% 01/02/96(g)                     140,000,000
---------------------------------------------------------------------------------------------
                    Total Repurchase Agreements                                   913,540,664
---------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS-99.02%                                        6,208,097,945
---------------------------------------------------------------------------------------------
                OTHER ASSETS LESS LIABILITIES-0.98%                                61,385,301
---------------------------------------------------------------------------------------------
                NET ASSETS-100.00%                                             $6,269,483,246
=============================================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U.S. Treasury Bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.
(e) Joint repurchase agreement entered into 12/29/95 with a maturing value of $646,679,181. Collateralized by $537,995,000 U.S. Treasury obligations, 7.875% to 11.25% due 11/15/07 to 02/15/15.
(f) Joint repurchase agreement entered into 12/29/95 with a maturing value of $1,195,786,044. Collateralized by $1,106,121,000 U.S. Treasury obligations, 5.50% to 11.25% due 01/31/98 to 02/15/23.
(g) Entered into 12/29/95 with a maturing value of $140,091,778. Collateralized by $111,455,000 U.S. Treasury obligations, 8.125% due 08/15/19.
  Abbreviations:
  ADR - American Depositary Receipt
  Pfd. - Preferred

  See Notes to Financial Statements.

Financials

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995

ASSETS:

Investments, at market value (cost $4,631,096,859)                         $5,294,557,281
-----------------------------------------------------------------------------------------
Repurchase agreements (cost $913,540,664)                                     913,540,664
-----------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $7,114,663)                           7,150,218
-----------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                             14,437,942
-----------------------------------------------------------------------------------------
  Fund shares sold                                                             66,767,804
-----------------------------------------------------------------------------------------
  Dividends and interest                                                        9,096,834
-----------------------------------------------------------------------------------------
  Variation margin                                                                525,000
-----------------------------------------------------------------------------------------
Investment for deferred compensation plan                                          34,041
-----------------------------------------------------------------------------------------
Other assets                                                                      249,239
-----------------------------------------------------------------------------------------
    Total assets                                                            6,306,359,023
-----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                                        16,472,174
-----------------------------------------------------------------------------------------
  Fund shares reacquired                                                        8,226,996
-----------------------------------------------------------------------------------------
  Deferred compensation plan                                                       34,041
-----------------------------------------------------------------------------------------
  Options written                                                               1,875,000
-----------------------------------------------------------------------------------------
Accrued advisory fees                                                           3,162,715
-----------------------------------------------------------------------------------------
Accrued administrative service fees                                                11,268
-----------------------------------------------------------------------------------------
Accrued distribution fees                                                       4,682,938
-----------------------------------------------------------------------------------------
Accrued transfer agent fees                                                     1,098,699
-----------------------------------------------------------------------------------------
Accrued trustees' fees                                                              8,295
-----------------------------------------------------------------------------------------
Accrued operating expenses                                                      1,303,651
-----------------------------------------------------------------------------------------
    Total liabilities                                                          36,875,777
-----------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                $6,269,483,246
=========================================================================================

NET ASSETS:

Class A                                                                    $3,408,952,023
=========================================================================================
Class B                                                                    $2,860,531,223
=========================================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                                       127,137,684
=========================================================================================
Class B                                                                       107,329,577
=========================================================================================
Class A:
  Net asset value and redemption price per share                           $        26.81
=========================================================================================
  Offering price per share:
    (Net asset value of $26.81 divided by 94.50%)                          $        28.37
=========================================================================================
Class B:
  Net asset value and offering price per share                             $        26.65
=========================================================================================

See Notes to Financial Statements.

                                                                     Financials

STATEMENT OF OPERATIONS

For the year ended December 31, 1995

INVESTMENT INCOME:

Dividends (net of $504,254 foreign withholding tax)                          $ 41,169,729
-----------------------------------------------------------------------------------------
Interest                                                                       33,567,137
-----------------------------------------------------------------------------------------
    Total investment income                                                    74,736,866
-----------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                  25,332,486
-----------------------------------------------------------------------------------------
Custodian fees                                                                    412,698
-----------------------------------------------------------------------------------------
Distribution fees -- Class A                                                    5,911,494
-----------------------------------------------------------------------------------------
Distribution fees -- Class B                                                   16,466,004
-----------------------------------------------------------------------------------------
Administrative service fees                                                       137,307
-----------------------------------------------------------------------------------------
Trustees' fees                                                                     30,524
-----------------------------------------------------------------------------------------
Transfer agent fees -- Class A                                                  4,038,205
-----------------------------------------------------------------------------------------
Transfer agent fees -- Class B                                                  4,161,427
-----------------------------------------------------------------------------------------
Other                                                                           2,456,489
-----------------------------------------------------------------------------------------
    Total expenses                                                             58,946,634
-----------------------------------------------------------------------------------------
Less fees waived by advisor                                                      (502,799)
-----------------------------------------------------------------------------------------
    Net expenses                                                               58,443,835
-----------------------------------------------------------------------------------------
Net investment income                                                          16,293,031
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTIONS TRANSACTIONS:

Net realized gain (loss) from:
  Investment securities                                                       349,881,906
-----------------------------------------------------------------------------------------
  Foreign currencies                                                              162,118
-----------------------------------------------------------------------------------------
  Futures contracts                                                            61,002,538
-----------------------------------------------------------------------------------------
  Options contracts                                                             1,111,099
-----------------------------------------------------------------------------------------
                                                                              412,157,661
-----------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                                                       554,511,731
-----------------------------------------------------------------------------------------
  Foreign currencies                                                               84,524
-----------------------------------------------------------------------------------------
  Futures contracts                                                             7,417,297
-----------------------------------------------------------------------------------------
  Options contracts                                                              (143,308)
-----------------------------------------------------------------------------------------
                                                                              561,870,244
-----------------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies, futures and
  options transactions                                                        974,027,905
-----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         $990,320,936
=========================================================================================

See Notes to Financial Statements.

Financials

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1995 and 1994

                                                                1995                 1994
OPERATIONS:

  Net investment income                                    $   16,293,031       $    9,941,431
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures and options transactions      412,157,661          (14,172,848)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    foreign currencies, futures and options contracts         561,870,244           36,857,970
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations      990,320,936           32,626,553
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment
  income:
  Class A                                                     (10,460,381)          (9,726,386)
----------------------------------------------------------------------------------------------
  Class B                                                              --                   --
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains
  on investment securities:
  Class A                                                    (183,638,497)         (12,282,372)
----------------------------------------------------------------------------------------------
  Class B                                                    (154,081,759)          (6,028,782)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                   1,629,870,392          585,993,203
----------------------------------------------------------------------------------------------
  Class B                                                   1,958,628,734          619,742,029
----------------------------------------------------------------------------------------------
    Net increase in net assets                              4,230,639,425        1,210,324,245
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                       2,038,843,821          828,519,576
----------------------------------------------------------------------------------------------
  End of period                                            $6,269,483,246       $2,038,843,821
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                            $5,534,813,265       $1,946,314,139
----------------------------------------------------------------------------------------------
  Undistributed net investment income                           6,075,815              243,165
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures and options
    transactions                                               53,872,233          (20,565,172)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    foreign currencies, and futures and options
    contracts                                                 674,721,933          112,851,689
----------------------------------------------------------------------------------------------
                                                           $6,269,483,246       $2,038,843,821
==============================================================================================

See Notes to Financial Statements.

                                                                     Financials

NOTES TO FINANCIAL STATEMENTS

December 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts - A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also

Financials
   enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contract may not correlate with changes in the securities being hedged.
F. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price, or in the absence of a sale, the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 5% of the net assets of the Fund.
G. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
H. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

                                                                     Financials

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver of fees is entirely voluntary and the Board of Trustees would be advised of any decision by AIM to discontinue the waiver. During the year ended December 31, 1995, AIM voluntarily waived advisory fees in the amount of $502,799. The master investment advisory agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1995, AIM was reimbursed $137,307 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended December 31, 1995, AFS was paid $4,741,201 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended December 31, 1995, the Class A shares and the Class B shares paid AIM Distributors $5,911,494 and $16,466,004, respectively, as compensation pursuant to the Plans.
  AIM Distributors received commissions of $7,659,031 from sales of the Class A shares of the Fund during the year ended December 31, 1995. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1995, AIM Distributors received $2,052,439 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1995, the Fund paid legal fees of $14,950 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

Financials

NOTE 4 - BANK BORROWINGS

The Fund has a $56,800,000 committed line of credit with a financial institution syndicate with Chemical Bank of New York as the administrative agent. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the period July 20, 1995 (effective date of line of credit agreement) through December 31, 1995, the Fund did not borrow under the line of credit agreement. The Fund is charged a commitment fee, payable quarterly, at the rate of 1/10 of 1% per annum on the unused balance of the Fund's committed line.

NOTE 5 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1995 was $7,344,684,429 and $5,108,145,003, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1995 is as follows:

Aggregate unrealized appreciation of investment securities                                            $724,875,156
------------------------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                                           (68,891,499)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                                                  $655,983,657
==================================================================================================================
Cost of investments for tax purposes is $5,552,114,288.

NOTE 6 - SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1995 and 1994 were as follows:

                                                                         1995                                 1994
                                                            -------------------------------      -------------------------------
                                                              SHARES             VALUE             SHARES             VALUE
                                                            -----------      --------------      -----------      --------------
Sold:
  Class A                                                    79,351,992      $2,054,533,413       44,842,263      $  956,547,274
-------------------------------------------------------     -------------------------------      -------------------------------
  Class B                                                    75,466,438       1,966,370,940       30,585,526         650,657,626
-------------------------------------------------------     -------------------------------      -------------------------------
Issued as reinvestment of dividends:
  Class A                                                     6,956,211         184,199,771        1,002,453          20,670,601
-------------------------------------------------------     -------------------------------      -------------------------------
  Class B                                                     5,526,910         145,522,539          289,906           5,707,603
-------------------------------------------------------     -------------------------------      -------------------------------
Reacquired:
  Class A                                                   (23,428,920)       (608,862,792)     (18,339,133)       (391,224,672)
-------------------------------------------------------     -------------------------------      -------------------------------
  Class B                                                    (5,847,788)       (153,264,745)      (1,727,299)        (36,623,200)
-------------------------------------------------------     -------------------------------      -------------------------------
                                                            138,024,843      $3,588,499,126       56,653,716      $1,205,735,232
=======================================================     ===========      ==============      ===========      ==============

NOTE 7 - OPEN FUTURES CONTRACTS

At December 31, 1995, $16,669,000 principal amount of U.S. Treasury securities were pledged as collateral to cover margin requirements for open futures contracts:

  Open futures contracts at December 31, 1995 were as follows:

                                                                         NUMBER
                                                                           OF                                       UNREALIZED
CONTRACT                                                               CONTRACTS        MONTH/COMMITMENT           APPRECIATION
-------                                                                ----------     ---------------------       --------------
S&P 500 Index                                                             1500        contracts/March 96/Buy       $ 11,292,015
================================================================================================================================

NOTE 8 - OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended December 31, 1995 are summarized as follows:




                                                                                                     OPTION CONTRACTS
                                                                                                -------------------------
                                                                                                  NUMBER
                                                                                                    OF          PREMIUMS
                                                                                                CONTRACTS       RECEIVED
                                                                                                ----------     -----------
Beginning of period                                                                                    --               --
--------------------------------------------------------------------------------------------------------------------------
Written                                                                                            27,850      $ 8,137,410
--------------------------------------------------------------------------------------------------------------------------
Closed                                                                                             (2,000)        (608,920)
--------------------------------------------------------------------------------------------------------------------------
Exercised                                                                                         (18,250)      (5,190,119)
--------------------------------------------------------------------------------------------------------------------------
Expired                                                                                            (3,600)        (606,679)
--------------------------------------------------------------------------------------------------------------------------
End of period                                                                                       4,000      $ 1,731,692
==========================================================================================================================

                                                                     Financials

Open call option contracts written at December 31, 1995 were as follows:

                                                                                                    DECEMBER 31,     UNREALIZED
                                                       CONTRACT   STRIKE   NUMBER OF    PREMIUM         1995        APPRECIATION
                        ISSUE                           MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   (DEPRECIATION)
                        -----                          --------   ------   ---------   ----------   ------------   --------------
Boeing Co.                                               Feb        70       2,000     $  968,968   $(1,800,000)    $   (831,032)
Computer Associates International, Inc.                  Jan        65       2,000        762,724       (75,000)         687,724
---------------------------------------------------------------------------------------------------------------------------------
                                                                             4,000     $1,731,692   $(1,875,000)    $   (143,308)
---------------------------------------------------------------------------------------------------------------------------------

NOTE 9 - FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a Class A share outstanding during each of the years in the ten-year period ended December 31, 1995 and for a Class B share outstanding during each of the years in the two-year period ended December 31, 1995 and the period October 18, 1993 (date sales commenced) through December 31, 1993.

                                                            1995            1994            1993          1992(a)           1991
                                                         ----------      ----------      ----------      ----------      ----------
CLASS A:

Net asset value, beginning of period                     $    21.14      $    20.82      $   18.24       $   17.55      $   13.75
-----------------------------------------------------    ----------      ----------      ---------       ---------      ---------
Income from investment operations:
 Net investment income                                         0.14            0.16           0.04            0.12           0.13
-----------------------------------------------------    ----------      ----------      ---------       ---------      ---------
 Net gains on securities (both realized and
   unrealized)                                                 7.21            0.52           3.34            2.68           5.73
-----------------------------------------------------    ----------      ----------      ---------       ---------      ---------
   Total from investment operations                            7.35            0.68           3.38            2.80           5.86
-----------------------------------------------------    ----------      ----------      ---------       ---------      ---------
Less distributions:
 Dividends from net investment income                         (0.09)          (0.16)         (0.03)          (0.12)         (0.14)
-----------------------------------------------------    ----------      ----------      ---------       ---------      ---------
 Distributions from net realized capital gains                (1.59)          (0.20)         (0.77)          (1.99)         (1.92)
-----------------------------------------------------    ----------      ----------      ---------       ---------      ---------
   Total distributions                                        (1.68)          (0.36)         (0.80)          (2.11)         (2.06)
-----------------------------------------------------    ----------      ----------      ---------       ---------      ---------
Net asset value, end of period                           $    26.81      $    21.14      $   20.82       $   18.24      $   17.55
=====================================================    ==========      ==========      =========       =========      =========
Total return(b)                                               34.85%           3.28%         18.71%         16.39%         43.45%
=====================================================    ==========      ==========      =========       =========      =========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $3,408,952      $1,358,725      $ 765,305       $ 239,663      $ 152,149
=====================================================    ==========      ==========      =========       =========      =========
Ratio of expenses to average net assets                       1.12%(c)(d)     0.98%          1.09%           1.16%          1.22%
=====================================================    ==========      ==========      =========       =========      =========
Ratio of net investment income to average net assets          0.74%(c)(e)     0.92%          0.30%           0.75%          0.89%
=====================================================    ==========      ==========      =========       =========      =========
Portfolio turnover rate                                        151%            127%            177%            170%           135%
=====================================================    ==========      ==========      =========       =========      =========

                                                           1990            1989            1988            1987           1986
                                                         --------        --------        --------        --------       --------
CLASS A:
Net asset value, beginning of period                     $  14.53        $  12.79        $  11.47        $  12.26       $  12.90
----------------------------------------------------     --------        --------        --------        --------       --------

Income from investment operations:
 Net investment income                                       0.26            0.40            0.26            0.25           0.36
----------------------------------------------------     --------        --------        --------        --------       --------
 Net gains on securities (both realized and
   unrealized)                                               0.01            3.58            2.07            0.53           0.75
----------------------------------------------------     --------        --------        --------        --------       --------
   Total from investment operations                          0.27            3.98            2.33            0.78           1.11
----------------------------------------------------     --------        --------        --------        --------       --------
Less distributions:
 Dividends from net investment income                       (0.26)          (0.43)          (0.26)          (0.39)         (0.43)
----------------------------------------------------     --------        --------        --------        --------       --------
 Distributions from net realized capital gains              (0.79)          (1.81)          (0.75)          (1.18)         (1.32)
----------------------------------------------------     --------        --------        --------        --------       --------
   Total distributions                                      (1.05)          (2.24)          (1.01)          (1.57)         (1.75)
----------------------------------------------------     --------        --------        --------        --------       --------
Net asset value, end of period                           $  13.75        $  14.53        $  12.79        $  11.47       $  12.26
====================================================     ========        ========        ========        ========       ========
Total return(b)                                             1.88%          31.54%          20.61%           5.96%          8.80%
====================================================     ========        ========        ========        ========       ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $ 86,565        $ 76,444        $ 60,076        $ 55,527       $ 46,642
====================================================     ========        ========        ========        ========       ========
Ratio of expenses to average net assets                     1.21%(d)        1.00%(d)        1.00%(d)        1.00%          1.00%(d)
====================================================     ========        ========        ========        ========       ========
Ratio of net investment income to average net assets        1.87%(e)        2.65%(e)        1.98%(e)        1.91%          3.15%(e)
====================================================     ========        ========        ========        ========       ========
Portfolio turnover rate                                      131%            152%            124%            219%           134%
====================================================     ========        ========        ========        ========       ========

(a) The Fund changed investment advisors on June 30, 1992.
(b) Total returns do not deduct sales charges.
(c) Ratios are based on average net assets of $2,364,597,465.
(d) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.13%, 1.23%, 1.09%, 1.08% and 1.05% for 1995, 1990-88 and 1986,
    respectively.
(e) Ratios of net investment income to average net assets prior to reduction of advisory fees were 0.73%, 1.85%, 2.56%, 1.90% and 3.14% for 1995, 1990-88 and 1986, respectively.

                                                                          1995          1994                1993
                                                                          ----          ----                ----
CLASS B:
Net asset value, beginning of period                                 $    21.13        $  20.82            $ 21.80
----------------------------------------------------------------     ----------        --------            -------
Income from investment operations:
 Net investment income (loss)                                             (0.01)             --               0.02
----------------------------------------------------------------     ----------        --------            -------
 Net gains (losses) on securities (both realized and unrealized)           7.12            0.51              (0.21)
----------------------------------------------------------------     ----------        --------            -------
    Total from investment operations                                       7.11            0.51              (0.19)
----------------------------------------------------------------     ----------        --------            -------
Less distributions:
 Dividends from net investment income                                        --              --              (0.02)
----------------------------------------------------------------     ----------        --------            -------
 Distributions from net realized capital gains                            (1.59)          (0.20)             (0.77)
----------------------------------------------------------------     ----------        --------            -------
    Total distributions                                                   (1.59)          (0.20)             (0.79)
----------------------------------------------------------------     ----------        --------            -------
Net asset value, end of period                                       $    26.65        $  21.13            $ 20.82
================================================================     ==========        ========            =======
Total return(a)                                                           33.73%           2.46%             (0.74)%
================================================================     ==========        ========            =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $2,860,531        $680,119            $63,215
================================================================     ==========        ========            =======
Ratio of expenses to average net assets                                    1.94%(b)        1.90%              1.85%(c)
================================================================     ==========        ========            =======
Ratio of net investment income (loss) to average net assets               (0.08)%(b)       0.00%             (0.46)%(c)
================================================================     ==========        ========            =======
Portfolio turnover rate                                                     151%            127%               177%
================================================================     ==========        ========            =======

(a) Total returns do not deduct contingent deferred sales charges and for periods less than one year are not annualized.
(b) The ratios of expenses and net investment income to average net assets prior to reduction of advisory fees were 1.96% and (0.09)% for 1995, respectively. Ratios are based on average net assets of $1,646,600,430.
(c) Annualized.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of AIM Value Fund:

We have audited the accompanying statement of assets and liabilities of AIM Value Fund, (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Value Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP

Houston, Texas
February 7, 1996

                                                                       Trustees
                                                                     & Officers

BOARD OF TRUSTEES                                OFFICERS                                   OFFICE OF THE FUND

Charles T. Bauer                                 Charles T. Bauer                           11 Greenway Plaza
Chairman and Chief Executive Officer             Chairman                                   Suite 1919
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                  INVESTMENT ADVISOR
Director, President, and
Chief Executive Officer                          John J. Arthur                             A I M Advisors, Inc.
COMSAT Corporation                               Senior Vice President and                  11 Greenway Plaza
                                                 Treasurer                                  Suite 1919
Owen Daly II                                                                                Houston, TX 77046
Director                                         Gary T. Crum
Cortland Trust Inc.                              Senior Vice President                      TRANSFER AGENT

Carl Frischling                                  Carol F. Relihan                           A I M Fund Services, Inc.
Partner                                          Vice President and Secretary               P.O. Box 4739
Kramer, Levin, Naftalis, Nessen,                                                            Houston, TX 77210-4739
Kamin & Frankel                                  Dana R. Sutton
                                                 Vice President and Assistant Treasurer     CUSTODIAN
Robert H. Graham
President and Chief Operating Officer            Robert G. Alley                            State Street Bank & Trust Company
A I M Management Group Inc.                      Vice President                             225 Franklin Street
                                                                                            Boston, MA 02110
John F. Kroeger                                  Stuart W. Coco
Formerly, Consultant                             Vice President                             COUNSEL TO THE FUND
Wendell & Stockel Associates,
Inc.                                             Melville B. Cox                            Ballard Spahr
                                                 Vice President                             Andrews & Ingersoll
Lewis F. Pennock                                                                            1735 Market Street
Attorney                                         Karen Dunn Kelley                          Philadelphia, PA 19103
                                                 Vice President
Ian W. Robinson                                                                             COUNSEL TO THE TRUSTEES
Consultant; Former Executive                     Jonathan C. Schoolar
Vice President and                               Vice President                             Kramer, Levin, Naftalis,
Chief Financial Officer                                                                     Nessen, Kamin & Frankel
Bell Atlantic Management                         P. Michelle Grace                          919 Third Avenue
Services, Inc.                                   Assistant Secretary                        New York, NY 10022

Louis S. Sklar                                   David L. Kite                              DISTRIBUTOR
Executive Vice President                         Assistant Secretary
Hines Interests                                                                             A I M Distributors, Inc.
Limited Partnership                              Nancy L. Martin                            11 Greenway Plaza
                                                 Assistant Secretary                        Suite 1919
                                                                                            Houston, TX 77046
                                                 Ofelia M. Mayo
                                                 Assistant Secretary                        AUDITORS

                                                 Kathleen J. Pflueger                       KPMG Peat Marwick LLP
                                                 Assistant Secretary                        700 Louisiana
                                                                                            NationsBank Bldg.
                                                 Samuel D. Sirko                            Houston, TX 77002
                                                 Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary

                                                 Mary J. Benson
                                                 Assistant Treasurer

REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Value Fund Class A and Class B shares paid ordinary dividends in the amounts of $1.094 and $1.005 per share, respectively, to shareholders during the Fund's tax year ended December 31, 1995. Of this amount, 14% is eligible for the dividends received deduction for corporations. The fund also distributed long-term capital gains of $0.582 per share during its tax year ended December 31, 1995.

STATE INCOME TAX INFORMATION
Of the total ordinary dividends paid for Class A, 2.18% was derived from U.S. Treasury obligations.

[PHOTO OF 11 GREENWAY PLAZA]                                                 THE AIM FAMILY OF FUNDS(R)

                                                                             AGGRESSIVE GROWTH
                                                                             AIM Aggressive Growth Fund*
                                                                             AIM Constellation Fund
                                                                             AIM Global Aggressive Growth Fund

                                                                             GROWTH
                                                                             AIM Global Growth Fund
                                                                             AIM Growth Fund
                                                                             AIM International Equity Fund
                                                                             AIM Value Fund
                                                                             AIM Weingarten Fund

                                                                             GROWTH AND INCOME
                                                                             AIM Balanced Fund
                                                                             AIM Charter Fund

                                                                             INCOME AND GROWTH
                                                                             AIM Global Utilities Fund**

                                                                             HIGH CURRENT INCOME
                                                                             AIM High Yield Fund

                                                                             CURRENT INCOME
                                                                             AIM Global Income Fund
                                                                             AIM Income Fund

                                                                             CURRENT TAX-FREE INCOME
                                                                             AIM Municipal Bond Fund
                                                                             AIM Tax-Exempt Bond Fund of CT
                                                                             AIM Tax-Free Intermediate Shares

                                                                             CURRENT INCOME AND HIGH DEGREE
                                                                              OF SAFETY
                                                                             AIM Intermediate Government Fund***

                                                                             HIGH DEGREE OF SAFETY AND
                                                                              CURRENT INCOME
                                                                             AIM Limited Maturity Treasury Shares

                                                                             STABILITY, LIQUIDITY, AND
                                                                              CURRENT INCOME
                                                                             AIM Money Market Fund

                                                                             STABILITY, LIQUIDITY, AND
                                                                              CURRENT TAX-FREE INCOME
                                                                             AIM Tax-Exempt Cash Fund


                                                                             *AIM Aggressive Growth Fund was closed
                                                                             to new investors on July 18, 1995.
                                                                             **On May 1, 1995, AIM Utilities Fund
                                                                             broadened its investment strategy to
                                                                             permit up to 80% of its total assets
AIM Management Group has provided leadership                                 to be invested in foreign securities,
in the mutual fund industry since 1976 and                                   and was renamed AIM Global Utilities
currently manages approximately $42 billion                                  Fund. ***On September 25, 1995, AIM
in assets for more than 2 million shareholders,                              Government Securities Fund was renamed
including individual investors, corporate clients,                           AIM Intermediate Government Fund. For
and financial institutions. The AIM Family of                                more complete information about any
Funds(R) is distributed nationwide, and AIM                                  AIM Fund(s), including sales charges
today ranks among the nation's top 20 mutual                                 and expenses, ask your financial
fund companies in assets under management,                                   consultant or securities dealer for
according to Lipper Analytical Services, Inc.                                a free prospectus(es). Please read the
                                                                             prospectus(es) carefully before you
                                                                             invest or send money.


[AIM LOGO APPEARS HERE]                                                      --------------
                                                                               BULK RATE
A I M Distributors, Inc.                                                      U.S. POSTAGE
11 Greenway Plaza, Suite 1919                                                    PAID
Houston, TX 77046                                                             HOUSTON, TX
                                                                             Permit No.1919
                                                                             --------------